                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                      THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of January 27, 1997, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto (the "Lenders"), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and NATIONSBANK, N.A. (SOUTH), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

     WHEREAS, the Borrower, the Lenders, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 11, 1995, as amended prior to the date hereof (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1.  Specific Amendment to Credit Agreement.
                 --------------------------------------

     (a) The definition of the term "Capital Expenditures" contained in Section
1.1 of the Credit Agreement is hereby amended by deleting the last sentence of such definition.

     (b) The definition of the term "Consolidated Net Income" contained in
Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence of such definition with the following sentence:

     Each of the following shall be disregarded when determining Consolidated Net Income: (a) the amount of $9,916,000 representing in-progress research and development costs expensed by the Borrower for the fourth fiscal quarter of its 1996 Fiscal Year as a result of its acquisition of ATx Telecom Systems, Inc. from Amoco Technology Company and (b) the amount of $19,516,000 representing the charge to the Borrower's earnings resulting from the arbitration award in favor of StarSight Telecast, Inc. granted by a California arbitration panel on July 24, 1996.

     (c) The Credit Agreement is amended by deleting Section 9.1(b) and substituting in its place the following:

          (b)  Minimum Fixed Charge Coverage Ratio.  The ratio of (i) (A)
               -----------------------------------
     Consolidated EBITDA for the Four-Quarter Period ending on the date of determination plus (B) Consolidated Operating Lease Expense for such Four-
                   ----
     Quarter Period to (ii) (A) Consolidated Interest Expense for such Four-Quarter Period plus (B) dividends declared by the Borrower (whether or not
                    ----
     paid) during such Four-Quarter Period plus (C) Consolidated Operating Lease
                                           ----
     Expense for such Four-Quarter Period plus (D) Consolidated Current
                                          ----
     Maturities for the Four-Quarter Period beginning on the date of determination, to be less than 3.0 to 1.0.

     Section 2.  Representations of Borrower.  The Borrower represents and
                 ---------------------------
warrants to the Agent and the Lenders that:

     (a) Authorization.  The Borrower has the right and power, and has taken all
         -------------
necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     (b) Compliance with Laws, etc.  The execution and delivery by the Borrower
         -------------------------
of this Amendment and the performance by the Borrower of the Credit Agreement as amended by this Amendment, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     Section 3.  Certain References.  Each reference to the Credit Agreement in
                 ------------------
any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 4.  Benefits.  This Amendment shall be binding upon and shall inure
                 --------
to the benefit of the parties hereto and their respective successors and assigns.

     Section 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 6.  Effect.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement shall remain in full force and effect.

     Section 7.  Effectiveness of Amendment.  This Amendment shall not be
                 --------------------------
effective until its execution and delivery by all of the parties hereto whereupon its shall be deemed effective as of the date first written above.

     Section 8.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 9.  Definitions.  All capitalized terms not otherwise defined
                 -----------
herein are used herein with the respective definitions given them in the Credit Agreement.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

                             SCIENTIFIC-ATLANTA, INC.


                             By: /s/ H. A. Wagner
                                -------------------------------------
                                Name: H. A. wagner
                                     --------------------------------
                                Title: Senior Vice President, Finance
                                      -------------------------------
                                       Chief Financial Officer and Treasurer

                              NATIONSBANK, N.A. (SOUTH), individually and
                               as Agent


                              By: /s/ David J. Rabbitt
                                 -------------------------------------
                                 Name: David J. Rabbitt
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------

                              THE BANK OF NEW YORK, individually and as
                               Co-Agent


                              By: /s/ Gregory L. Batson
                                 -------------------------------------
                                 Name: Gregory L. Batson
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------


                              ABN AMRO BANK N.V., acting through its Atlanta
                               Agency, individually and as Co-Agent


                              By: /s/ Steven B. Farley
                                 -------------------------------------
                                 Name: Steven B. Farley
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------


                              By: /s/ Steven L. Hipsman
                                 -------------------------------------
                                 Name: Steven L. Hipsman
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------

                      [Signature Continued on Next Page]

      [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                JANUARY 27, 1997 WITH SCIENTIFIC-ATLANTA, INC.]


                              AUSTRALIA AND NEW ZEALAND
                               BANKING GROUP LIMITED


                              By: /s/ Kyle Loughlin
                                 -------------------------------------
                                 Name: K. Loughlin
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By: /s/ Karen H. McClain
                                 -------------------------------------
                                 Name: Karen H. McClain
                                      --------------------------------
                                 Title: Senior Vice President
                                       -------------------------------


                              TORONTO DOMINION (TEXAS), INC.


                              By: /s/ Frederic Hawley
                                 -------------------------------------
                                 Name: Frederic Hawley
                                      --------------------------------
                                 Title: Vice President
                                       -------------------------------


                              THE BANK OF TOKYO LIMITED,
                               ATLANTA AGENCY


                              By: /s/ G. England
                                 -------------------------------------
                                 Name: G. England
                                      --------------------------------
                                 Title: V.P. & Manager
                                       -------------------------------